Dreyfus

Premier International

Value Fund

SEMIANNUAL REPORT April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            16   Financial Highlights

                            21   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                       International Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this semiannual report for Dreyfus Premier International Value Fund, covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Sandor Cseh.

The past six months have been troublesome for the stock market, including international stocks. The MSCI EAFE Index fell 8.11% during the reporting period. However, the worst of the market's decline was concentrated among growth stocks, such as technology stocks, which had reached lofty price levels in 1999 and early 2000. Value-oriented stocks generally declined less severely.

In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that an individual fund should supplement a well-diversified portfolio and that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We  encourage  you  to contact your financial advisor for more information about
ways   to  refine  your  investment  strategies  in  the  current  environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Sandor Cseh, Senior Portfolio Manager

How did Dreyfus Premier International Value Fund perform relative to its benchmark?

For the six-month period ended April 30, 2001, the fund produced a total return of 1.04% for Class A shares, 0.65% for Class B shares, 0.72% for Class C shares, 1.21% for Class R shares, and 0.65% for Class T shares.(1) This compares with a -8.11% return for the fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, for the same period.(2

We attribute the fund's positive performance, relative to its benchmark, to the value style' s return to favor among investors, as well as to our successful
industry    group    allocation    and    stock    selection    strategies.

What is the fund's investment approach?

The fund invests in an internationally diversified portfolio of value stocks -- stocks selling at what we think are attractive prices relative to their perceived intrinsic worth based on historical measures. These measures typically include price-to-earnings, price-to-book value and price-to-cash-flow ratios. Discrepancies from historical norms are often the result of short-term factors that affect market perception -- a stock falls out of general market favor, creating what we perceive to be a buying opportunity. The fund purchases the security at the depressed price, seeking to profit when perceptions change and
the    stock    price    rises    to    its    perceived    value.

When putting the value approach to work, the fund employs a two-step process. First, we decide how much to invest in each of the countries represented on the MSCI EAFE Index. We make a baseline determination by size of a country's gross domestic product and the capitalization of its stock market compared to the
world    as    a    whole.    We    can     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

invest more or less than this proportion, based on the outlook for a country's economy and the specific number of value opportunities that we see in a particular country's market.

Second, we select individual securities using a process that blends quantitative and qualitative analysis. After an initial computer screen eliminates approximately 90% of purchase candidates, analysts perform extensive fundamental research and conduct on-site visits to determine which securities we will buy
for    the    portfolio.

What other factors influenced the fund's performance?

Continuing the trend seen through much of the past year, value stocks significantly outperformed growth stocks in global markets during the reporting period. While all industry groups lost ground, hurt by negative investor sentiment related to the global economic slowdown, value investments generally held up best. Our disciplined value approach led us to avoid investments in technology and telecommunications, since most stocks in these industry groups did not meet our value criteria. A poor outlook for the global economy combined with a steep reduction in corporate plans for capital spending made these
sectors    among    the    global    markets'    weakest.

European markets declined through much of the reporting period. Investors grew concerned that Europe would not be immune from the economic weakness continuing to affect Japan and threatening the United States. We avoided declines in national markets such as Finland and Sweden, which rely heavily on the telecommunications sector. Japan appears to be in the very early states of a feeble economic recovery, but we remain cautious on the actual depth and pace of needed reforms. However, several of the fund' s top performing stocks were Japanese, including Canon and Honda Motors -- both exporters benefiting from weakness in the yen. A cheaper yen made these exporters' products cheaper in U.S. dollar terms.


What is the fund's current strategy?

We made some small adjustments to our country allocation strategy, but remain reasonably close to our "neutral" allocation as represented by the MSCI EAFE Index. In response to the relative economic strengths and weaknesses of the world' s major markets, we slightly reduced our investment in Japan, while modestly increasing our exposure to the United Kingdom. Our investments in the emerging markets of Latin America, Eastern Europe and Southeast Asia continued to be limited.

We also made small changes in our allocation to industry groups. During the 2000 market slump, we purchased some technology stocks that we believed had fallen to a price that made them value investments. While we gradually sold most of these stocks, we maintain a small investment in technology companies that we believe meet value investment criteria. As weak markets put pressure on bank and brokerage stocks, we selectively reduced our exposure to the financial services sector. We have also increased investment in consumer non-durables, such as foods, beverages and pharmaceuticals, as well as in the energy group. These defensive moves are intended to protect the fund from the effects of a potential global slowdown.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS NET REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--93.0%                                                                             Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA--2.0%

Goodman Fielder                                                                                  37,148                   22,842

National Australia Bank                                                                           6,255                   96,472

Santos                                                                                            6,200                   21,603

                                                                                                                         140,917

BELGIUM--1.1%

Dexia                                                                                               523                   82,658

Dexia (Strips)                                                                                      473  (a)                   8

                                                                                                                          82,666

BRAZIL--.6%

Petroleo Brasileiro, ADR                                                                          1,000                   24,300

Telecomunicacoes Brasileiras, ADS                                                                   304                   15,577

                                                                                                                          39,877

FINLAND--.4%

Kesko, Cl. B                                                                                      3,200                   27,007

FRANCE--8.5%

Assurances Generales de France                                                                      775                   46,164

Air France                                                                                        2,230                   41,010

Air Liquide                                                                                         336                   50,686

Alstom                                                                                            1,940                   56,014

BNP Paribas                                                                                       1,100                   97,919

Bongrain                                                                                            880                   32,640

Compagnie de Saint-Gobain                                                                           250                   37,757

Compagnie des Etablissements Michelin                                                             2,226                   73,981

Societe Generale, Cl. A                                                                             560  (a)              36,168

TotalFinaElf                                                                                      1,374                  102,913

Usinor                                                                                            2,800                   36,641

                                                                                                                         611,893

GERMANY--7.8%

Bayer                                                                                             2,200                   92,447

Bayerische Hypo-und Vereinsbank                                                                     750                   41,657

Commerzbank AG                                                                                    2,830                   79,950

Deutsche Lufthansa                                                                                2,700                   51,812

Deutsche Post                                                                                     4,950  (a)              84,038

E.ON                                                                                              1,944                   97,837

MG Technologies                                                                                   3,000                   33,848

Merck                                                                                               750                   26,652


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)

Volkswagen                                                                                        1,080                   53,826

                                                                                                                         562,067

GREECE--.9%

Hellenic Telecommunications Organization, ADR                                                     9,350                   68,255

HONG KONG--.8%

Hongkong Electric                                                                                16,387                   55,890

INDIA--.3%

Videsh Sanchar Nigam, ADR                                                                         1,425                   19,238

IRELAND--1.2%

Bank of Ireland                                                                                   9,240                   88,737

ITALY--5.7%

Banca Popolare di Bergamo Credito Varesino                                                        2,600                   48,391

ENI                                                                                              18,050                  123,875

Finmeccanica                                                                                     75,200  (a)              79,835

San Paolo - IMI                                                                                   3,100                   43,266

Telecom Italia                                                                                   18,690                  116,478

                                                                                                                         411,845

JAPAN--19.5%

AIFUL                                                                                               850                   78,959

Aioi Insurance                                                                                    11000                   38,241

CANON                                                                                             3,000                  117,633

Credit Saison                                                                                     5,700                  120,507

FUJI MACHINE MANUFACTURING                                                                        1,000                   25,790

HONDA MOTOR                                                                                       2,000                   80,362

KONAMI                                                                                            1,000                   47,942

LAWSON                                                                                            1,600                   58,081

MABUCHI MOTOR                                                                                       800                   80,136

MINEBA                                                                                            8,000                   62,738

MURATA MANUFACTURING COMPANY                                                                        200                   16,800

Marubeni                                                                                         27,000  (a)              56,318

Matsumotokiyoshi                                                                                  1,800                   62,285

NIPPON TELEGRAPH AND TELEPHONE                                                                        2                   12,693

Nippon Express                                                                                   18,000                   90,226

Nishimatsu Construction                                                                           8,000                   34,085

RINNAI                                                                                            3,600                   68,833

ROHM COMPANY                                                                                        300                   52,874

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

SANKYO COMPANY                                                                                    3,000                   62,576

SHOHKOH FUND & CO                                                                                   250                   37,412

Sekisui Chemical                                                                                  6,000                   22,944

77 Bank                                                                                           8,000                   43,852

Shin-Etsu Chemical                                                                                1,000                   40,100

TDK                                                                                               1,000                   58,048

Yamanouchi Pharmaceutical                                                                         1,000                   27,650

                                                                                                                       1,397,085

MEXICO--.4%

America Movil, ADR                                                                                  500  (a)               9,200

Telefonos de Mexico, ADR                                                                            500                   17,300

                                                                                                                          26,500

NETHERLANDS--7.6%

ABN AMRO Holding                                                                                  5,037                  101,580

Akzo Nobel                                                                                        1,250                   52,137

Buhrmann                                                                                          1,706                   28,327

Fortis                                                                                            4,030                  104,758

Hunter Douglas                                                                                    1,959                   52,038

Koninklijke (Royal) Philips Electronics                                                           1,300                   40,040

Stork                                                                                             3,271                   44,316

Vedior                                                                                            4,972                   50,797

Wolters Kluwer                                                                                    2,666                   73,849

                                                                                                                         547,842

NEW ZEALAND--.6%

Telecom Corporation of New Zealand                                                               16,774                   45,304

PHILIPPINES--.2%

Manila Electric, Cl. B                                                                           12,720                   13,116

PORTUGAL--1.1%

Portugal Telecom                                                                                  8,050                   78,239

SINGAPORE--2.5%

DBS Group Holdings                                                                                9,000                   78,549

Creative Technology,ADR                                                                           3,300                   29,865

Oversea-Chinese Banking                                                                          10,000                   60,380

United Overseas Bank                                                                              1,560                   10,361

                                                                                                                         179,155

SOUTH KOREA--1.1%

Korea Electric Power, ADR                                                                         3,550                   33,478


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SOUTH KOREA (CONTINUED)

Pohang Iron & Steel, ADR                                                                          2,100                   42,022

                                                                                                                          75,500

SPAIN--4.0%

Banco Popular Espanol                                                                             1,800                   64,349

Endesa                                                                                            6,590                  111,178

Repsol YPF, ADR                                                                                   6,050                  110,473

                                                                                                                         286,000

SWEDEN--1.8%

Autoliv                                                                                           4,725                   94,546

Investor                                                                                          2,700                   33,074

                                                                                                                         127,620

SWITZERLAND--6.5%

Barry Callebaut                                                                                     371                   47,106

Clariant                                                                                            194                   53,631

Givaudan                                                                                            200                   52,865

Novartis                                                                                             45                   70,018

Sulzer                                                                                               75                   43,718

Swisscom                                                                                            110                   28,632

UBS                                                                                                 660                  100,559

Zurich Financial Services                                                                           190                   67,657

                                                                                                                         464,186

TAIWAN--.5%

Taiwan Semiconductor                                                                              1,600  (a)              38,784

UNITED KINGDOM--17.9%

Allied Domecq                                                                                      7200                   44,095

BAE SYSTEMS                                                                                      19,400                   91,884

BOC Group                                                                                         5,134                   75,519

Barclays                                                                                          3,308                  106,502

Bunzl                                                                                            14,911                   87,309

Diageo                                                                                            8,444                   88,807

Enterprise Oil                                                                                    8,400                   72,718

Morgan Crucible                                                                                  18,021                   76,108

Powergen                                                                                          4,169                   42,593

Rexam                                                                                            20,100                   83,982

Rio Tinto                                                                                         3,855                   78,108

Royal & Sun Alliance Insurance Group                                                             15,290                  108,298

Safeway                                                                                          13,510                   62,247

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Scottish & Southern Energy                                                                        7,100                   60,956

Unilever                                                                                         16,500                  124,660

Wolseley                                                                                         12,210                   78,097

                                                                                                                       1,281,883
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $6,832,931)                                                                93.0%               6,669,606

CASH AND RECEIVABLES (NET)                                                                          7.0%                 499,121

NET ASSETS                                                                                        100.0%               7,168,727

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  6,832,931    6,669,606

Cash                                                                    465,621

Cash denominated in foreign currencies                    238,759       237,293

Dividends receivable                                                     32,161

Receivable for investment securities sold                                22,736

Receivable for shares of Beneficial Interest subscribed                   4,500

Prepaid expenses                                                         47,437

                                                                      7,479,354
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             1,989

Payable for shares of Beneficial Interest redeemed                      281,728

Accrued expenses                                                         26,910

                                                                        310,627
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        7,168,727
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       7,303,933

Accumulated investment (loss)                                          (14,877)

Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                          45,183

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions--Note 4(b)         (165,512)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        7,168,727

NET ASSET VALUE PER SHARE

                                        Class A           Class B             Class C              Class R              Class T
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        4,416,128           844,996             772,786            1,133,821                  996

Shares Outstanding                      364,819            71,161              65,001               93,253                   83
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          12.10             11.87               11.89                12.16                12.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $7,907 foreign taxes withheld at source)         52,297

Interest                                                                 5,273

TOTAL INCOME                                                            57,570

EXPENSES:

Management fee--Note 3(a)                                               34,199

Registration fees                                                       28,282

Custodian fees                                                          17,588

Professional fees                                                        9,558

Shareholder servicing costs--Note 3(c)                                   8,178

Prospectus and shareholders' reports                                     7,368

Distribution fees--Note 3(b)                                             5,444

Trustees' fees and expenses--Note 3(d)                                     656

Loan commitment fees--Note 2                                                43

Miscellaneous                                                           12,339

TOTAL EXPENSES                                                         123,655

Less--expense reimbursement from The Dreyfus Corporation due to
  undertaking--Note 3(a)                                              (51,208)

NET EXPENSES                                                            72,447

INVESTMENT (LOSS)                                                     (14,877)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                            51,191

Net realized gain (loss) on forward currency exchange contracts            469

NET REALIZED GAIN (LOSS)                                                51,660

Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                         63,291

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 114,951

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   100,074

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                           April 30, 2001         Year Ended

                                              (Unaudited)   October 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                    (14,877)                8,426

Net realized gain (loss) on investments            51,660              513,019

Net unrealized appreciation (depreciation)
   on investments                                  63,291             (565,779)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      100,074              (44,334)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                         --             (10,221)

Class R shares                                         --              (5,316)

Net realized gain on investments:

Class A shares                                  (324,552)            (266,622)

Class B shares                                   (61,888)             (63,647)

Class C shares                                   (53,774)             (38,555)

Class R shares                                   (88,614)             (74,667)

Class T shares                                       (78)                  --

TOTAL DIVIDENDS                                 (528,906)            (459,028)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  2,711,373           5,035,675

Class B shares                                     80,832             119,238

Class C shares                                    271,626             171,633

Class R shares                                     25,000              77,220

Class T shares                                         --               1,000

Dividends reinvested:

Class A shares                                    323,849             276,454

Class B shares                                     57,550              53,213

Class C shares                                     50,869              38,413

Class R shares                                     48,277              40,457

Class T shares                                         78                 --

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended

                                           April 30, 2001         Year Ended

                                              (Unaudited)   October 31, 2000(a)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($) (CONTINUED):

Cost of shares redeemed:

Class A shares                                (2,482,201)          (4,999,733)

Class B shares                                   (38,260)            (266,100)

Class C shares                                  (183,285)             (68,895)

Class R shares                                   (13,080)              (1,002)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              852,628              477,573

TOTAL INCREASE (DECREASE) IN NET ASSETS          423,796              (25,789)
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                             6,744,931            6,770,720

END OF PERIOD                                   7,168,727            6,744,931

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended

                                           April 30, 2001  Year Ended

                                              (Unaudited)  October 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                       232,946             377,459

Shares issued for dividends reinvested             26,223              20,786

Shares redeemed                                 (212,268)            (374,412)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      46,901               23,833
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                         6,955               8,896

Shares issued for dividends reinvested              4,737               4,028

Shares redeemed                                   (3,037)             (19,697)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       8,655              (6,773)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        23,115              12,977

Shares issued for dividends reinvested              4,180               2,906

Shares redeemed                                  (15,222)              (5,113)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      12,073               10,770
--------------------------------------------------------------------------------

CLASS R

Shares sold                                         2,139                5,622

Shares issued for dividends reinvested              3,897                3,040

Shares redeemed                                     (995)                 (77)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       5,041                8,585
--------------------------------------------------------------------------------

CLASS T

Shares sold                                            --                   77

Shares issued for dividends reinvested                  6                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING           6                   77

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED APRIL 30, 2001, 4,014 CLASS B SHARES REPRESENTING $49,648 WERE AUTOMATICALLY CONVERTED TO 3,944 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2000, 763 CLASS B SHARES REPRESENTING $10,062 WERE AUTOMATICALLY CONVERTED TO 754 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                            Six Months Ended

                                                              April 30, 2001                      Year Ended October 31,
                                                                                      -----------------------------------------

CLASS A SHARES                                                    (Unaudited)         2000             1999          1998(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   12.96         13.98             11.32            12.50

Investment Operations:

Investment income (loss)--net                                       (.02)(b)         .03(b)              .03(b)           .05

Net realized and unrealized gain (loss)
   on investments                                                        .18        (.10)              2.75             (1.23)

Total from Investment Operations                                         .16        (.07)              2.78             (1.18)

Distributions:

Dividends from investment income--net                                     --         (.04)            (.07)               --

Dividends from net realized gain on investments                       (1.02)         (.91)            (.05)               --

Total Distributions                                                   (1.02)         (.95)            (.12)               --

Net asset value, end of period                                         12.10        12.96            13.98              11.32
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                   1.04(d)        (.69)           24.75           (9.44)(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                .99(d)        2.00             2.00          1.19(d)

Ratio of net investment income (loss)
   to average net assets                                             (.15)(d)         .24              .22           .39(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                      .74(d)        1.16             1.31           .92(d)

Portfolio Turnover Rate                                              19.89(d)       42.16            41.73         17.71(d)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  4,416        4,121            4,110           3,213

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                            Six Months Ended

                                                              April 30, 2001                     Year Ended October 31,
                                                                                      ------------------------------------------

CLASS B SHARES                                                    (Unaudited)         2000             1999          1998(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   12.78         13.86            11.27            12.50

Investment Operations:

Investment (loss)                                                   (.07)(b)      (.07)(b)         (.08)(b)            (.01)

Net realized and unrealized gain (loss)
   on investments                                                        .18         (.10)             2.74           (1.22)

Total from Investment Operations                                         .11         (.17)             2.66           (1.23)

Distributions:

Dividends from investment income--net                                     --           --             (.02)               --

Dividends from net realized gain on investments                       (1.02)         (.91)            (.05)               --

Total Distributions                                                   (1.02)         (.91)            (.07)               --

Net asset value, end of period                                         11.87        12.78            13.86            11.27
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                    .65(d)       (1.42)           23.70         (9.84)(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               1.39(d)        2.75             2.75          1.64(d)

Ratio of investment (loss)
   to average net assets                                             (.56)(d)        (.52)            (.60)        (.07)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                      .74(d)        1.14             1.27           .92(d)

Portfolio Turnover Rate                                              19.89(d)       42.16            41.73         17.71(d)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                    845          799              960             483

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            Six Months Ended

                                                              April 30, 2001                     Year Ended October 31,
                                                                                      -------------------------------------------

CLASS C SHARES                                                    (Unaudited)         2000             1999          1998(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   12.79         13.87            11.27            12.50

Investment Operations:

Investment (loss)                                                       (.06)(b)      (.06)(b)         (.07)(b)         (.01)

Net realized and unrealized gain (loss)
   on investments                                                        .18         (.11)             2.74            (1.22)

Total from Investment Operations                                         .12         (.17)             2.67            (1.23)

Distributions:

Dividends from investment income--net                                     --           --             (.02)              --

Dividends from net realized gain on investments                       (1.02)         (.91)            (.05)               --

Total Distributions                                                   (1.02)         (.91)            (.07)               --

Net asset value, end of period                                        11.89         12.79            13.87             11.27
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                    .72(d)       (1.42)           23.77             (9.84)(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               1.36(d)        2.75             2.75              1.64(d)

Ratio of investment (loss)
   to average net assets                                              (.53)(d)       (.47)            (.55)             (.06)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                      .74(d)        1.17             1.31               .92(d)

Portfolio Turnover Rate                                              19.89(d)       42.16            41.73             17.71(d)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  773            677              585               451

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                            Six Months Ended

                                                              April 30, 2001                      Year Ended October 31,
                                                                                      ---------------------------------------------

CLASS R SHARES                                                    (Unaudited)         2000             1999          1998(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   13.00         14.01            11.33            12.50

Investment Operations:

Investment income (loss) -- net                                         (.01)(b)       .07(b)          .08(b)            .06

Net realized and unrealized gain (loss)
   on investments                                                        .19          (.10)           2.74             (1.23)

Total from Investment Operations                                         .18          (.03)           2.82             (1.17)

Distributions:

Dividends from investment income--net                                     --          (.07)           (.09)               --

Dividends from net realized gain on investments                        (1.02)         (.91)           (.05)               --

Total Distributions                                                    (1.02)         (.98)           (.14)               --

Net asset value, end of period                                         12.16         13.00           14.01             11.33
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                        1.21(c)       (.39)          25.12             (9.36)(c)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .86(c)       1.75            1.75              1.04(c)

Ratio of net investment income (loss)
   to average net assets                                                (.04)(c)       .48             .62               .53(c)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                        .74(c)       1.16            1.32               .92(c)

Portfolio Turnover Rate                                                19.89(c)      42.16           41.73             17.71(c)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  1,134         1,147           1,116               453

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                               Six Months Ended     Year Ended

                                                 April 30, 2001     October 31,

CLASS T SHARES                                      (Unaudited)          2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      12.91        13.06

Investment Operations:

Investment income (loss) -- net                            (.04)(b)      .05(b)

Net realized and unrealized gain (loss)
   on investments                                           .15         (.20)

Total from Investment Operations                            .11         (.15)

Distributions:

Dividends from net realized gain on investments           (1.02)         --

Net asset value, end of period                            12.00        12.91
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                        .65(d)      (1.15)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   1.11(d)       1.51(d)

Ratio of net investment income (loss)
   to average net assets                                  (.29)(d)       .35(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation          1.04(d)       .85(d)

Portfolio Turnover Rate                                   19.89(d)     42.16
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         1            1

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier International Value Fund (the "fund") is a separate diversified series of Dreyfus Premier Value Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates a series company, currently offering two series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase Class B shares are subject to a contingent deferred sales charge (" CDSC" ) imposed on Class B share redemptions made within six years of purchase, and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As  of  April  30,  2001, MBC Investment Corp., an indirect subsidiary of Mellon
Financial    Corporation,    held    the    following    shares:

                Class A        327,926         Class R        47,011

                Class B         46,612         Class T            83

                Class C         46,595

                                                                     The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of
assets    and

liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $2,015 during the period ended April 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of
the    Facility.    Interest    is    charged    to     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from November 1, 2000 through October 31, 2001, to reduce the management fee paid by or reimburse such excess expenses of the fund to the extent that the fund's aggregate annual expenses, excluding 12b-1 distribution plan fees, shareholder services plan fees, taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 1.75% of the value of the fund' s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $51,208 during the period ended April 30, 2001.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2001, Class B, Class C and Class T shares were charged $2,968, $2,475 and $1, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder
accounts.    The    Distributor

may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended
April 30, 2001, Class A, Class B, Class C and Class T shares were charged $5,339, $990, $825 and $1, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $525 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 2001, amounted to $1,446,343 and $1,305,152, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transcations. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign
currency    at    a    specified    rate    on    a     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on each open contract. At April 30, 2001, there were no open forward currency exchange contracts.

(b) At April 30, 2001, accumulated net unrealized depreciation on investments was $163,325, consisting of $556,610 gross unrealized appreciation and $719,935 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                      For More Information

                        Dreyfus Premier International Value Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  173SA0401